A0517511                        ENDORSED
                                                                FILED
                                                 In the office of the
                                                   Secretary of State
                                          of the State of California
                                                          NOV 25 1998
                                       Bill Jones, Secretary of State

                         AGREEMENT OF MERGER
     This Agreement of Merger is made as of November 12, 1998, Oxir Investments, Inc., a California corporation (the "Disappearing
Corporation") and Oxenuk, Inc.,a California corporation (the
"Surviving Corporation"). (The corporations together are sometimes referred to below as the "Constituent Corporations.")

     The Constituent Corporations agree as follows:

     1. Disappearing Corporation. The Disappearing Corporation is duly organized, existing and in good standing under the laws of the State of California. It has 100,000 shares of authorized capital stock; 100,000 shares are issued and outstanding.
     2. Surviving Corporation. The Surviving Corporation is duly organized, existing and in good standing under the laws of the State of California. It has 25,000,000 shares of authorized capital stock; 4,500,000 shares are issued and outstanding.
     3. Approval and Adoption by Boards of Directors of the Constituent
Corporations. The Boards of Directors of the Constituent Corporation deem it best interests of the corporations and their shareholders that Disappearing Corporation be merged with Surviving Corporation in accordance with California Corporations Code Section 1100 et seq. The Boards hereby adopt on behalf of their corporations the plan of reorganization set forth in this Agreement of Merger.
     4. Merger. Disappearing Corporation shall be merged with Surviving
Corporation, which shall survive the merger. Disappearing Corporation's separate existence shall cease on effective date of the merger. Without any other transfer or documentation, on the effective date of the merger Successor Corporation shall (i) succeed to all of Disappearing Corporation's rights and property; and (ii) be subject to all Disappearing Corporation's liabilities and obligations.
     Notwithstanding the above, after the effective date the Surviving Corporation's proper officers and directors may perform any acts necessary or desirable to vest or confirm Surviving Corporation's possession of and title to any property or rights of Disappearing Corporation, or otherwise carry out this Agreement's purposes. This includes execution and delivery of deeds, assurances, assignments or other instruments.
     5. Conversion of shares. By virtue of the merger and without any action by any shareholder, upon the effective date each share of capital stock of Disappearing Corporation outstanding immediately prior to the effective date shall be converted into one
(1) fully paid and non-assessable shares of Surviving Corporation's common stock. No fractional shares of Surviving Corporation shall be issued.
     The shares of Surviving Corporation outstanding immediately prior to the merger shall not be changed by reason of the merger.
     6. Stock Certificates. On or after the effective date, all of Disappearing Corporation's outstanding stock certificates shall be deemed to represent ownership of Surviving Corporation' shares, into which Disappearing Corporation's shares have been converted (as provided above). The holders of such certificates must surrender them to the Surviving Corporation in whatever manner it may legally require. On receipt thereof, Surviving Corporation shall issue and exchange certificates for shares of its common stock representing the number of shares to which the holder is entitled (where applicable: together with payment for any fractional shares) as provided above.

Pending the surrender and exchange of certificates, the registered owner on Disappearing Corporation's books of any outstanding stock certificate shall be entitled to exercise all voting and other rights, and receive any dividends payable, with respect to the shares of Surviving Corporation represented by the certificates (as provided above).

     7. Changes in Articles of Incorporation.  The Surviving
Corporation's Articles of Incorporation are amended as follows:

     (a) Article 1. of the Articles of Incorporation of this Corporation is amended to read as follows:

     Article 1. The name of the corporation is OXIR INVESTMENTS, INC.

     (b). Article Sixth of the Article of Incorporation of this Corporation is hereby amended to read as follows:

     Article Sixth. The Corporation is authorized to issue one (1) class of shares to be designated as Common Stock ("Common Stock"). The total number of shares of Common Stock this Corporation shall have the authority to issue is Fifty Million (50,000,000) shares, no par value.

     On the amendment of this Article to read as herein above set forth, each outstanding share of Common Stock, no par value, is converted into and reconstituted as three (3) shares of Common Stock, no par value, effectuating a 3 for 1 forward split of the outstanding shares of Common Stock of the Corporation.

8. Changes in Bylaws. Surviving Corporation's Bylaws as amended and in effect on the effective date shall continue to be its Bylaws without a change as a result of the merger.

9. Officers and Directors.  As of the effective date, Surviving
Corporation's officers and directors shall be as follows:

New Directors:          New Officers:

Vassili I. Oxenuk       President and CEO..........Vassili I.
Oxenuk
Kirill M. Mendelson     Vice President.............Michael Smirnov
Michael Smirnov         Secretary..................Kirill M.
Mendelson
Inna Batrakova          Treasurer..................Kirill M.
Mendelson
                        Chief Financial Officer....Michael Smirnov

10. Effective Date. Provided this Agreement is not abandoned, the effective date of merger (the "Effective Date") shall be at the close of business on the date when this Agreement of Merger with officers' certificates attached is duly filed in the office of the California Secretary of State in accordance with California Corporation's Code Section 1103.

     11. Abandonment of Merger. Any time prior to the effective date, this merger may be abandoned without further obligation or liability by action of the board of directors of either of the Constituent Corporations, notwithstanding approval of the merger by their shareholders.

     12. Counterparts. This Agreement of Merger may be executed in any number of counterparts, each of which shall constitute an original instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective duly authorized officers, as of the date first written above.

                                           OXENUK, INC.
                                           A California Corporation

                                           By: Mildred Miller
                                           Its: President

                                           By: Alcinda Miller
                                           Its: Secretary

                                           OXIR INVESTMENTS, INC.
                                           A California Corporation

                                           By: Vassili I. Oxenuk
         SEAL OF OXIR INVESTMENTS INC.     Its: President

                                           By: Kirill M. Mendelson
                                           Its: Secretary


CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER
OF
OXENUK, INC.

Mildred Miller and Alcinda L. Miller certify that:

     1. They are the President and the Secretary, respectively, of Oxenuk, Inc. a California Corporation.

     2. The Agreement of Merger to which this certificate is attached was duly approved by the Board of Directors and the shareholders of the Corporation.

     3. The shareholder approval was by the holders 97.0% of the outstanding shares of the corporation.

     4. The corporation has one (1) class of shares, common stock ("Common Stock"). The total number of shares of Common Stock outstanding is 4,500,000.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: November 12,1998

                           Mildred Miller, President

                           Alcinda L. Miller, Secretary



                       CERTIFICATE OF APPROVAL
                                 OF
                         AGREEMENT OF MERGER
                                 OF
                       OXIR INVESTMENTS, INC..

Vassili I. Oxenuk and Kirill M. Mendelson, hereby certify that:

     1. They are the President and the Secretary, respectively, of Oxir Investments, Inc., a California Corporation.

     2. The Agreement of Merger to which this certificate is attached was duly approved by the Board of Directors and the shareholders of the Corporation.

     3. The shareholder approval was by the holders 100.0% of the outstanding shares of the corporation.

     4. The corporation has one (1) class of shares, common stock
("Common Stock"). The total number of shares of Common Stock outstanding is 100,000.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: November 12,1998

                            Vassili I. Oxenuk, President


                            Kirill M. Mendelson, Secretary


SEAL OF THE OFFICE OF
THE SECRETARY OF STATE
OF THE STATE OF CALIFORNIA